UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 6, 2005
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

Nevada                              0-19118                    74-2584033
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation)                     File Number)             Identification No.)

                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         Adoption of 2005 Directors Plan

         On June 1, 2005, Abraxas Petroleum Corporation held its 2005 Annual Meeting of Stockholders at which the stockholders approved the 2005 Non-Employee Directors Long-Term Equity Incentive Plan (the "2005 Directors Plan"). The following is a summary of the Directors Plan. The following summary is qualified in its entirety by reference to the 2005 Directors Plan, a copy of which is attached hereto as Exhibit 10.1.

         Purpose. The purpose of the 2005 Directors Plan is to attract and retain members of the Board of Directors and to promote the growth and success of Abraxas by aligning the long-term interests of the Board of Directors with those of Abraxas' stockholders by providing an opportunity to acquire an interest in Abraxas and by providing both rewards for exceptional performance and long term incentives for future contributions to the success of Abraxas.

         Administration and Eligibility. The 2005 Directors Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors and authorizes the Board to grant non-qualified stock options or issue restricted stock to those persons who are non-employee directors of Abraxas, including advisory directors of Abraxas, which currently amounts to a total of ten people.

         Shares Reserved and Awards. The 2005 Directors Plan reserves 900,000 shares of Abraxas common stock, subject to adjustment following certain events, as discussed below. The 2005 Directors Plan provides that each year, at the first regular meeting of the Board of Directors immediately following Abraxas' annual stockholder's meeting, each non-employee director shall be granted or issued awards of 10,000 shares of Abraxas common stock, for participation in Board and Committee meetings during the previous calendar year. The maximum annual award for any one person is 10,000 shares of Abraxas common stock. If options, as opposed to shares, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award while the option terms and vesting schedules are at the discretion of the Committee.

         Option Exercise. An option is exercised when proper notice of exercise has been given to Abraxas, or the brokerage firm or firms approved by Abraxas, if any, to facilitate exercises and sales under the 2005 Directors Plan and full payment for the shares with respect to which the option is exercised has been received by Abraxas or the brokerage firm or firms, as applicable. The consideration to be paid and the method of payment, shall be determined by the Committee and may include: (i) a cashless exercise, whereby the exercise price is paid to Abraxas from the proceeds of a same-day sale of a portion of the stock underlying the option; (ii) cash; and (iii) tender of shares of common stock owned by the participant. Option shares used to pay the exercise price shall be valued at their fair market value on the exercise date. Payment of the aggregate exercise price by means of tendering previously-owned shares of common stock shall not be permitted when the same may, in the reasonable opinion of Abraxas, cause Abraxas to record a loss or expense as a result thereof.

         Stockholder Rights. Except as otherwise provided in the 2005 Directors Plan, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

         Transferability of Awards. An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

         Termination of Awards. Unless otherwise provided in the applicable award agreement or any severance agreement, vested awards granted under the 2005 Directors Plan shall expire, terminate, or otherwise be forfeited as follows:

         o  three (3)  months  after the date the  Company  delivers a notice of
            termination  of  a  Participant's   Active  Status,  other  than  in
            circumstances covered by the following three circumstances;

         o immediately upon termination of a Participant's Active Status for Misconduct;

         o twelve (12) months after the date of the death of a Participant whose Active Status terminated as a result of his or her death; and

         o thirty-six (36) months after the date on which the Participant ceased performing services as a result of Retirement.

     U.S. Federal Tax Consequences.

         Options. Participants will not recognize taxable income at the time an option is granted under the 2005 Directors Plan unless the option has a readily ascertainable market value at the time of grant. The Board understands that options to be granted under the 2005 Directors Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. The difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, in which case Abraxas will be entitled to a deduction equal to the amount of the optionee's ordinary income.

         Restricted Stock. A participant who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of common stock, and Abraxas will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock at the time (less any amount paid by the employee for such shares), and Abraxas will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the participant may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, Abraxas will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the participant upon subsequent disposition of the stock will be capital in nature.

         Amendments. Abraxas' Board or the Committee may amend or terminate the 2005 Directors Plan from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance Abraxas' ability to claim deductions related to stock option exercises); provided, that to the extent required by the Internal Revenue Code of 1986, as amended, or the rules of the AMEX, such other exchange upon which Abraxas common stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of the 2005 Directors Plan. Subject to the foregoing, it is specifically intended that the Board or Committee be able to amend the 2005 Directors Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the 2005 Directors Plan or any award agreement.

         Adjustments. If the outstanding shares of Abraxas' common stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of Abraxas or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the 2005 Directors Plan, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Abraxas' common stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it shall have been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the 2005 Directors Plan, or in any award previously granted or which may be granted under the 2005 Directors Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the 2005 Directors Plan.

         In addition, the Committee shall have the power, in the event of any merger or consolidation involving Abraxas to amend all outstanding awards to permit the exercise thereof in whole or in part at anytime, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

         Initial Awards under the Directors Plan

         On June 1, 2005, in accordance with the terms of the Directors Plan, each eligible director of Abraxas was granted an option to purchase 10,000 shares of Abraxas common stock at an exercise price of $2.75 per share. A copy of the form of Option Agreement issuable under the Directors Plan is attached hereto as Exhibit 10.2.

         Annual Salaries and Director Fees


         On June 1, 2005 (effective April 1, 2005), the Board of Directors approved the following annual salaries for the executive officers of Abraxas named below:

   -----------------------------------------------------------------------------
   Robert L.G. Watson,                                                  $314,000
   Chairman of the Board,
   President and Chief Executive Officer
   -----------------------------------------------------------------------------
   Chris E. Williford,                                                  $193,000
   Executive Vice President,
   Chief Financial Officer and Treasurer
   -----------------------------------------------------------------------------
   Robert  W. Carington, Jr.,                                           $235,000
   Executive Vice President
   -----------------------------------------------------------------------------
   Lee T. Billingsley                                                   $181,000
   Vice President--Exploration
   -----------------------------------------------------------------------------
   William H. Wallace,                                                  $181,000
   Vice President--Operations
   -----------------------------------------------------------------------------

         In 2005, each director who is not an employee of Abraxas or its affiliates will receive an annual fee of $12,000 annually, plus $1,500 for each meeting attended and $1,000 for each committee meeting attended.

Item 1.02 Termination of Material Definitive Agreement.

         On June 1, 2005, the Board of Directors of Abraxas approved the termination of and terminated option agreements with certain employees of Grey Wolf Exploration Inc., Abraxas' former wholly-owned Canadian subsidiary. The options had been previously granted pursuant to Abraxas' 1994 Long Term Incentive Plan and covered a total of 114,614 shares of Abraxas common stock with an average exercise price of $0.665 per share. In connection with the termination, Abraxas transferred a total of 107,166 shares of Grey Wolf common stock owned by Abraxas to the former option holders which amount represented the difference between the exercise price of the options and the market value of Abraxas common stock on February 28, 2005 ($2.79 per share) and also received a full and final release from each of the former option holders relating to any potential claims against Abraxas.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

                  10.1  Abraxas   Petroleum    Corporation   2005   Non-Employee
                        Directors Long-Term Equity Incentive Plan

                  10.2  Form  of  Stock  Option   Agreement  under  the  Abraxas
                        Petroleum   Corporation  2005  Non-  Employee  Directors
                        Long-Term Equity Incentive Plan SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ABRAXAS PETROLEUM CORPORATION


                                   By:______________________________
                                      Chris E. Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer
Dated:  June 6, 2005